Exhibit 23

                      CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Form 10-QSB of Environmental Plasma Arc Technologies, Inc. of our report for the period ended June 30, 1995.

                                                   SHELLEY & COMPANY, CPA
                                                   -----------------------
                                                   /s/ Shelley & Company


Salt Lake City, Utah
December 21, 1996